 Exhibit 99.1

2011 BCSECCOM 237
Cease Trade Order
Jammin Java Corp.
Section 164 of the Securities Act, R.S.B.C. 1996, c. 418

¶ 1 Jammin Java Corp. (Jammin) is a Nevada corporation that is an OTC reporting issuerunder BC Instrument 51-509 Issuers Quoted on the U.S. Over-the-Counter Markets
(BCI 51-509).

¶ 2 Jammin has not filed:

1. interim financial statements for the interim periods ended October 31, 2008, April 30, 2009, July 31, 2009, October 31, 2009, April 30, 2010, July 31, 2010, and October 31, 2010, as required under Part 4 of National Instrument 51-102 Continuous Disclosure Obligations (NI 51-102) and section 5(b) of BCI 51-509,

2. comparative annual financial statements for its financial years ended January 31, 2009 and January 31, 2010, as required under Part 4 of NI 51-502 and section 5(b) of BCI 51-509,

3. Form 51-102F1 Management's Discussion and Analysis for the periods ended October 31, 2008, January 31, 2009, April 30, 2009, July 31, 2009, October 31, 2009, January 31, 2010, April 30, 2010, July 31, 2010, and October 31, 2010, as required under Part 5 of NI 51-102 and section 5(b) of BCI 51-509,

4. Form 51-102F2 Annual Information Form for the years ended January 31, 2009 and January 31, 2010, as required under section 5(c) of BCI 51- 509,

5. a notice disclosing details of the changes in corporate structure resulting in the change of its name, as required under section 4.9 of NI 51-102 and section 5(b) of BCI 51-509,

6. copies of news releases and material change reports disclosing material changes in its business and affairs since September 15, 2008, including:

(a) changes in its control and management in June 2009, May 2010 and December 2010,

(b) on March 1, 2010, the three for one forward stock split of its authorized, issued and outstanding shares of common stock,

(c) on March 31, 2010, the asset purchase and sale agreement and trademark license agreement, with Marley Coffee LLC (MCL), a private company controlled by two of Jammin’s directors, whereby Jammin agreed to acquire a license agreement to use “Marley Coffee” and related trademarks valued at $640,000, for its agreement:

(i)     to sell to MCL its interest in Jammin’s branding and business plan,

(ii)    to assign to MCL the farm lease agreement and leasehold improvements, and

(iii)   to issue to MCL 10,000,000 shares of Jammin’s common stock, as to 1,000,000 shares on execution, and 1,000,000 shares on each anniversary of execution for the following nine years, and

(d) the financing agreement with Straight Path Capital (SPC) on December 22, 2010, amended May 5, 2011, under which SPC purchased 6,250,000 shares of Jammin’s common stock at $0.40 per share for aggregate proceeds of $2,500,000, as required under Part 7 of NI 51-502 and section 5(b) of BCI 51-509,

7. copies of the following documents that Jammin filed with the United States Securities and Exchange Commission:

(a) Form 10-Q Quarterly Report for the quarterly period ended July 31, 2008, filed September 15, 2008,

(b) Form 10-Q Quarterly Report for the quarterly period ended October 31, 2008, filed December 15, 2008,

(c) Form 10-K Annual Report for the fiscal year ended January 31, 2009, filed May 15, 2009, as amended by Form 10-K/A filed November 16, 2009, Form 10-K/A No. 2 filed February 2, 2010, Form 10- K/A filed March 22, 2010, Form 10-K/A filed April 28, 2010,

(d) Form 8-K Current Report dated June 3, 2009, filed June 5, 2009,

(e) Form 10-Q Quarterly Report for the quarterly period ended April 30, 2009, filed June 12, 2009,

(f) Form 10-Q Quarterly Report for the quarterly period ended July 31, 2009, filed September 21, 2009,

(g) Form 10-Q Quarterly Report for the quarterly period ended October 31, 2009, filed December 14, 2009,

(h) Form 8-K Current Report dated March 1, 2010, filed March 4, 2010,

(i) Form 8-K Current Report dated and filed April 22, 2010,

(j) Form 10-K Annual Report for the fiscal year ended January 31, 2010, filed May 18, 2010,

(k) Form 8-K Current Report dated May 20, 2010, filed May 21, 2010,

(l) Form 8-K Current Report dated May 28, 2010, filed June 1, 2010,

(m)Form 10-Q Quarterly Report for the quarterly period ended April 30, 2010, filed July 15, 2010,

(n) Form 8-K Current Report dated May 28, 2010, filed August 11, 2010,

(o) Form 10-Q Quarterly Report for the quarterly period ended April 30, 2010, filed July 15, 2010,

(p) Form 10-Q Quarterly Report for the quarterly period ended July 31, 2010, filed September 20, 2010,

(q) Form 8-K Current Report dated November 17, 2010, filed November 22, 2010,

(r) Form 10-Q Quarterly Report for the quarterly period ended October 31, 2010, filed December 20, 2010,

(s) Form 8-K Current Report dated December 22, 2010, filed January 5, 2011,

(t) Form 8-K Current Report dated January 27, 2011, filed February 7, 2011,

(u) Form 8-K Current Report dated May 5, 2011, filed May 6, 2011,

(v) Form 8-K Current Report dated May 6, 2011, filed May 9, 2011, and

(w) Form 10-K Annual Report for the fiscal year ended January 31, 2011, filed May 17, 2010, as required under section 11.1 of NI 51-502 and section and section 5(b) of BCI 51-509, and

8. Form 51-509F2 Notice of Investor Relations Activities disclosing its January 2011 agreement with The Investor Relations Group Inc., revised April 15, 2011, as required under section 8 of BCI 51-509, (the required records). 3 Under section 164(1) of the Act, the Executive Director orders that trading in thesecurities of Jammin cease until:

1. Jammin files the required records completed in accordance with the Act and regulations, and

2. The Executive Director makes an order under section 164 of the Act revoking this order.

¶ 4 May 20, 2011
John Porges
Manager
Corporate Finance